November 10, 2025

BNY MELLON INVESTMENT FUNDS II, INC.

BNY Mellon Fixed Income Completion Funds (FICS) — C

BNY Mellon Fixed Income Completion Funds (FICS) — CP

Supplement to Current Prospectus, and Statement of Additional Information

Shares of these funds are not currently being offered.

BNYFIC-STK1125